EXHIBIT 99.1
PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended				Year Ended
Consumer Self-Care Americas	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$639.1	$629.9	$611.2	$626.8	$2,507.0
Gross profit	$202.7	$227.5	$205.2	$215.6	$851.0
R&D expense	$18.9	$18.8	$18.3	$18.2	$74.2
DSG&A expense	$74.9	$77.9	$74.6	$81.5	$308.9
Operating income	$107.3	$124.4	$105.0	$88.9	$425.6

Selected ratios as a percentage of reported net sales
Gross profit	31.7%	36.1%	33.6%	34.4%	33.9%
R&D expense	3.0%	3.0%	3.0%	2.9%	3.0%
DSG&A expense	11.7%	12.4%	12.2%	13.0%	12.3%
Operating income	16.8%	19.7%	17.2%	14.2%	17.0%

	Three Months Ended				Year Ended
Consumer Self-Care International	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$420.1	$399.5	$358.3	$401.9	$1,579.8
Gross profit	$192.7	$182.1	$148.2	$145.1	$668.1
R&D expense	$10.5	$10.0	$10.5	$9.6	$40.6
DSG&A expense	$173.2	$167.2	$148.2	$160.0	$648.6
Operating income (loss)	$(398.1)	$0.1	$(1,617.5)	$(68.9)	$(2,084.4)

Selected ratios as a percentage of reported net sales
Gross profit	45.9%	45.6%	41.4%	36.1%	42.3%
R&D expense	2.5%	2.5%	2.9%	2.4%	2.6%
DSG&A expense	41.2%	41.9%	41.4%	39.8%	41.1%
Operating income (loss)	(94.8)%	—%	(451.5)%	(17.1)%	(131.9)%

	Three Months Ended				Year Ended
Prescription Pharmaceuticals	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$267.5	$293.3	$271.0	$283.4	$1,115.2
Gross profit	$127.9	$129.4	$121.8	$121.5	$500.6
R&D expense	$14.1	$16.6	$19.7	$12.0	$62.4
DSG&A expense	$25.2	$24.9	$29.5	$34.1	$113.7
Operating income (loss)	$88.6	$87.9	$72.6	$(269.0)	$(19.9)

Selected ratios as a percentage of reported net sales
Gross profit	47.8%	44.1%	44.9%	42.9%	44.9%
R&D expense	5.3%	5.7%	7.3%	4.2%	5.6%
DSG&A expense	9.4%	8.5%	10.9%	12.0%	10.2%
Operating income (loss)	33.1%	30.0%	26.8%	(94.9)%	(1.8)%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Three Months Ended				Year Ended
Consumer Self-Care Americas	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Net sales	$582.8	$604.8	$598.8	$643.5	$2,429.9
Gross profit	$196.6	$210.0	$211.4	$225.7	$843.7
R&D expense	$16.6	$18.0	$13.8	$17.5	$65.9
DSG&A expense	$71.4	$75.7	$70.4	$61.6	$279.1
Operating income	$83.2	$110.5	$129.6	$147.6	$470.9

Selected ratios as a percentage of reported net sales
Gross profit	33.7%	34.7%	35.3%	35.1%	34.7%
R&D expense	2.8%	3.0%	2.3%	2.7%	2.7%
DSG&A expense	12.3%	12.5%	11.8%	9.6%	11.5%
Operating income	14.3%	18.3%	21.6%	22.9%	19.4%

	Three Months Ended				Year Ended
Consumer Self-Care International	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Net sales	$354.7	$356.9	$343.0	$351.6	$1,406.2
Gross profit	$162.1	$167.3	$157.4	$164.4	$651.2
R&D expense	$10.4	$9.9	$10.3	$10.2	$40.8
DSG&A expense	$149.3	$152.2	$141.5	$147.9	$590.9
Operating income (loss)	$(1.6)	$(5.5)	$2.0	$2.4	$(2.7)

Selected ratios as a percentage of reported net sales
Gross profit	45.7%	46.9%	45.9%	46.8%	46.3%
R&D expense	2.9%	2.8%	3.0%	2.9%	2.9%
DSG&A expense	42.1%	42.6%	41.3%	42.1%	42.0%
Operating income (loss)	(0.5)%	(1.5)%	0.6%	0.7%	(0.2)%

	Three Months Ended				Year Ended
Prescription Pharmaceuticals	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Net sales	$237.6	$260.0	$273.0	$283.8	$1,054.4
Gross profit	$95.5	$119.6	$120.0	$119.5	$454.6
R&D expense	$11.1	$12.7	$12.4	$17.9	$54.1
DSG&A expense	$21.5	$11.8	$22.5	$35.4	$91.2
Operating income	$84.0	$74.8	$81.7	$65.6	$306.1

Selected ratios as a percentage of reported net sales
Gross profit	40.2%	46.0%	44.0%	42.1%	43.1%
R&D expense	4.7%	4.9%	4.6%	6.3%	5.1%
DSG&A expense	9.0%	4.5%	8.3%	12.5%	8.6%
Operating income	35.4%	28.8%	29.9%	23.1%	29.0%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Three Months Ended				Year Ended
Consumer Self-Care Americas	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018	December 31, 2018
Net sales	$601.6	$596.9	$596.2	$616.9	$2,411.6
Gross profit	$205.9	$202.5	$189.5	$191.1	$789.0
R&D expense	$15.2	$66.4	$13.8	$15.3	$110.7
DSG&A expense	$71.5	$72.4	$73.0	$65.4	$282.3
Operating income (loss)	$118.6	$64.6	$(119.0)	$110.2	$174.4

Selected ratios as a percentage of reported net sales
Gross profit	34.2%	33.9%	31.8%	31.0%	32.7%
R&D expense	2.5%	11.1%	2.3%	2.5%	4.6%
DSG&A expense	11.9%	12.1%	12.2%	10.6%	11.7%
Operating income (loss)	19.7%	10.8%	(20.0)%	17.9%	7.2%

	Three Months Ended				Year Ended
Consumer Self-Care International	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018	December 31, 2018
Net sales	$377.8	$357.9	$334.2	$329.4	$1,399.3
Gross profit	$185.9	$173.2	$158.6	$151.0	$668.7
R&D expense	$10.6	$11.2	$10.3	$11.8	$43.9
DSG&A expense	$162.4	$156.5	$134.9	$145.0	$598.8
Operating income (loss)	$12.3	$4.0	$(4.7)	$(4.8)	$6.8

Selected ratios as a percentage of reported net sales
Gross profit	49.2%	48.4%	47.5%	45.8%	47.8%
R&D expense	2.8%	3.1%	3.1%	3.6%	3.1%
DSG&A expense	43.0%	43.7%	40.3%	44.0%	42.8%
Operating income (loss)	3.3%	1.1%	(1.4)%	(1.5)%	0.5%

	Three Months Ended				Year Ended
Prescription Pharmaceuticals	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018	December 31, 2018
Net sales	$237.6	$231.6	$202.8	$248.8	$920.8
Gross profit	$100.9	$95.3	$76.8	$100.9	$373.9
R&D expense	$12.6	$14.4	$19.5	$17.5	$64.0
DSG&A expense	$24.1	$22.6	$20.7	$21.1	$88.5
Operating income	$61.2	$53.6	$36.1	$63.7	$214.6

Selected ratios as a percentage of reported net sales
Gross profit	42.5%	41.1%	37.9%	40.6%	40.6%
R&D expense	5.3%	6.2%	9.6%	7.0%	6.9%
DSG&A expense	10.1%	9.8%	10.2%	8.5%	9.6%
Operating income	25.8%	23.1%	17.8%	25.6%	23.3%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
FIRST QUARTER 2019
(in millions)
(unaudited)

Three Months Ended
Consumer Self-Care Americas	March 30, 2019
Net sales	$581.8
Gross profit	$184.0
R&D expense	$15.6
DSG&A expense	$73.3
Operating income	$94.2

Selected ratios as a percentage of reported net sales
Gross profit	31.6%
R&D expense	2.7%
DSG&A expense	12.6%
Operating income	16.2%

Three Months Ended
Consumer Self-Care International	March 30, 2019
Net sales	$350.8
Gross profit	$168.4
R&D expense	$10.3
DSG&A expense	$149.4
Operating income	$8.1

Selected ratios as a percentage of reported net sales
Gross profit	48.0%
R&D expense	2.9%
DSG&A expense	42.6%
Operating income	2.3%

Three Months Ended
Prescription Pharmaceuticals	March 30, 2019
Net sales	$241.9
Gross profit	$96.4
R&D expense	$14.3
DSG&A expense	$21.6
Operating income	$60.6

Selected ratios as a percentage of reported net sales
Gross profit	39.9%
R&D expense	5.9%
DSG&A expense	8.9%
Operating income	25.1%

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION(1)
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended				Year Ended
Consumer Self-Care Americas	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Adjusted net sales	$592.0	$587.8	$590.2	N/A	$2,396.8
Adjusted gross profit	$211.3	$233.8	$215.2	$228.2	$888.5
Adjusted R&D expense	$18.3	$18.3	$18.1	N/A	$72.9
Adjusted DSG&A expense	$65.5	$69.2	$65.9	$65.0	$265.6
Adjusted operating income	$127.4	$146.3	$131.3	$145.0	$550.0

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	35.7%	39.8%	36.5%	36.4%	37.1%
Adjusted R&D expense	3.1%	3.1%	3.1%	N/A	3.0%
Adjusted DSG&A expense	11.1%	11.8%	11.2%	10.4%	11.1%
Adjusted operating income	21.5%	24.9%	22.2%	23.1%	22.9%

	Three Months Ended				Year Ended
Consumer Self-Care International	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Adjusted net sales	N/A	$399.4	$358.1	N/A	$1,579.5
Adjusted gross profit	$205.6	$200.1	$165.2	$169.2	$740.1
Adjusted R&D expense	$10.3	$9.8	$10.1	$9.5	$39.7
Adjusted DSG&A expense	$142.2	$134.1	$116.8	$124.7	$517.8
Adjusted operating income	$53.0	$56.2	$38.3	$35.1	$182.6

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	48.9%	50.1%	46.1%	42.1%	46.9%
Adjusted R&D expense	2.5%	2.4%	2.8%	2.4%	2.5%
Adjusted DSG&A expense	33.9%	33.6%	32.6%	31.0%	32.8%
Adjusted operating income	12.6%	14.1%	10.7%	8.7%	11.6%

	Three Months Ended				Year Ended
Prescription Pharmaceuticals	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Adjusted gross profit	$153.2	$155.2	$148.9	$149.9	$607.2
Adjusted DSG&A expense	$24.9	N/A	$24.3	$24.9	$99.0
Adjusted operating income	$114.3	$113.7	$104.9	$113.0	$445.9

Selected ratios as a percentage of reported net sales
Adjusted gross profit	57.3%	52.9%	55.0%	52.9%	54.5%
Adjusted DSG&A expense	9.3%	N/A	9.0%	8.8%	8.9%
Adjusted operating income	42.7%	38.8%	38.7%	39.8%	40.0%

(1) See Table I for reconciliation to GAAP numbers

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION(1)
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Three Months Ended				Year Ended
Consumer Self-Care Americas	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Adjusted gross profit	$209.0	$222.1	$223.5	$237.8	$892.4
Adjusted DSG&A expense	$66.6	$70.9	$65.6	$65.3	$268.4
Adjusted operating income	$125.7	$133.3	$144.1	$155.0	$558.1

Selected ratios as a percentage of reported net sales
Adjusted gross profit	35.9%	36.7%	37.3%	37.0%	36.7%
Adjusted DSG&A expense	11.4%	11.7%	10.9%	10.1%	11.0%
Adjusted operating income	21.6%	22.0%	24.1%	24.1%	23.0%

	Three Months Ended				Year Ended
Consumer Self-Care International	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Adjusted gross profit	$182.4	$187.8	$178.9	$186.1	$735.2
Adjusted R&D expense	$10.2	$9.5	$10.0	$9.9	$39.6
Adjusted DSG&A expense	$122.8	$124.4	$112.0	$120.8	$480.0
Adjusted operating income	$49.5	$53.8	$57.0	$55.4	$215.7

Selected ratios as a percentage of reported net sales
Adjusted gross profit	51.4%	52.6%	52.2%	52.9%	52.3%
Adjusted R&D expense	2.9%	2.7%	2.9%	2.8%	2.8%
Adjusted DSG&A expense	34.6%	34.9%	32.6%	34.3%	34.1%
Adjusted operating income	13.9%	15.1%	16.6%	15.8%	15.3%

	Three Months Ended				Year Ended
Prescription Pharmaceuticals	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Adjusted gross profit	$117.8	$142.1	$141.2	$141.2	$542.3
Adjusted DSG&A expense	$21.4	$20.5	$22.4	$25.7	$90.0
Adjusted operating income	$85.3	$108.9	$106.3	$97.6	$398.1

Selected ratios as a percentage of reported net sales
Adjusted gross profit	49.6%	54.7%	51.7%	49.7%	51.4%
Adjusted DSG&A expense	9.0%	7.9%	8.2%	9.1%	8.5%
Adjusted operating income	35.9%	41.9%	39.0%	34.4%	37.8%

(1) See Table I for reconciliation to GAAP numbers

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION(1)
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Three Months Ended				Year Ended
Consumer Self-Care Americas	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018	December 31, 2018
Adjusted gross profit	$216.4	$213.1	$200.1	$196.6	$826.2
Adjusted R&D expense	N/A	$16.4	N/A	N/A	$60.7
Adjusted DSG&A expense	$66.8	$67.6	$68.3	$60.7	$263.4
Adjusted operating income	$134.3	$129.0	$118.0	$120.7	$502.0

Selected ratios as a percentage of reported net sales
Adjusted gross profit	36.0%	35.7%	33.6%	31.9%	34.3%
Adjusted R&D expense	N/A	2.7%	N/A	N/A	2.5%
Adjusted DSG&A expense	11.1%	11.3%	11.4%	9.8%	10.9%
Adjusted operating income	22.3%	21.6%	19.8%	19.6%	20.8%

	Three Months Ended				Year Ended
Consumer Self-Care International	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018	December 31, 2018
Adjusted gross profit	$208.4	$195.0	$179.8	$171.9	$755.1
Adjusted R&D expense	$10.3	$10.9	$10.1	$11.6	$42.9
Adjusted DSG&A expense	$132.7	$128.1	$105.6	$117.7	$484.1
Adjusted operating income	$65.4	$55.9	$64.2	$42.6	$228.1

Selected ratios as a percentage of reported net sales
Adjusted gross profit	55.2%	54.5%	53.8%	52.2%	54.0%
Adjusted R&D expense	2.7%	3.0%	3.0%	3.5%	3.1%
Adjusted DSG&A expense	35.1%	35.8%	31.6%	35.7%	34.6%
Adjusted operating income	17.3%	15.6%	19.2%	12.9%	16.3%

	Three Months Ended				Year Ended
Prescription Pharmaceuticals	March 31, 2018	June 30, 2018	September 29, 2018	December 31, 2018	December 31, 2018
Adjusted gross profit	$121.8	$115.9	$97.4	$121.9	$457.0
Adjusted DSG&A expense	N/A	$22.4	$20.6	$20.9	$88.0
Adjusted operating income	$85.1	$79.1	$57.4	$83.4	$305.0

Selected ratios as a percentage of reported net sales
Adjusted gross profit	51.2%	50.0%	48.1%	49.0%	49.6%
Adjusted DSG&A expense	N/A	9.7%	10.1%	8.4%	9.6%
Adjusted operating income	35.8%	34.1%	28.3%	33.5%	33.1%

(1) See Table I for reconciliation to GAAP numbers

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION(1)
FIRST QUARTER 2019
(in millions)
(unaudited)

Three Months Ended
Consumer Self-Care Americas	March 30, 2019
Adjusted gross profit	$189.4
Adjusted DSG&A expense	$67.4
Adjusted operating income	$106.3

Selected ratios as a percentage of reported net sales
Adjusted gross profit	32.5%
Adjusted DSG&A expense	11.6%
Adjusted operating income	18.3%

Three Months Ended
Consumer Self-Care International	March 30, 2019
Adjusted gross profit	$189.2
Adjusted R&D expense	$10.2
Adjusted DSG&A expense	$124.9
Adjusted operating income	$54.1

Selected ratios as a percentage of reported net sales
Adjusted gross profit	53.9%
Adjusted R&D expense	2.9%
Adjusted DSG&A expense	35.6%
Adjusted operating income	15.4%

Three Months Ended
Prescription Pharmaceuticals	March 30, 2019
Adjusted gross profit	$117.6
Adjusted DSG&A expense	$21.5
Adjusted operating income	$81.9

Selected ratios as a percentage of reported net sales
Adjusted gross profit	48.6%
Adjusted DSG&A expense	8.9%
Adjusted operating income	33.9%

(1) See Table I for reconciliation to GAAP numbers

Table I
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	April 2, 2016
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$639.1	$202.7	$18.9	$74.9	$107.3
As a % of reported net sales		31.7%	3.0%	11.7%	16.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$12.8	$—	$(5.3)	$18.1
Operating results attributable to held-for-sale business*	(47.1)	(7.0)	(0.6)	(3.9)	(2.5)
Restructuring charges and other termination benefits	—	—	—	—	1.5
Acquisition and integration-related charges and contingent consideration adjustments	—	2.8	—	(0.2)	3.0
Adjusted	$592.0	$211.3	$18.3	$65.5	$127.4
As a % of adjusted net sales		35.7%	3.1%	11.1%	21.5%

* Held-for-sale business includes U.S. VMS business.
	Three Months Ended
	July 2, 2016
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$629.9	$227.5	$18.8	$77.9	$124.4
As a % of reported net sales		36.1%	3.0%	12.4%	19.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$12.4	$—	$(5.1)	$17.5
Impairment charges	—	—	—	—	6.2
Operating results attributable to held-for-sale business*	(42.1)	(7.2)	(0.5)	(3.7)	(3.1)
Restructuring charges and other termination benefits	—	—	—	—	0.3
Acquisition and integration-related charges and contingent consideration adjustments	—	1.1	—	0.1	1.0
Adjusted	$587.8	$233.8	$18.3	$69.2	$146.3
As a % of adjusted net sales		39.8%	3.1%	11.8%	24.9%

* Held-for-sale business includes U.S. VMS business.
	Three Months Ended
	October 1, 2016
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$611.2	$205.2	$18.3	$74.6	$105.0
As a % of reported net sales		33.6%	3.0%	12.2%	17.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$12.6	$—	$(5.1)	$17.7
Impairment charges	—	—	—	—	3.4
Operating results attributable to held-for-sale business*	(21.0)	(3.4)	(0.2)	(3.1)	(0.1)
Restructuring charges and other termination benefits	—	—	—	—	4.0
Unusual litigation	—	—	—	—	—
Acquisition and integration-related charges and contingent consideration adjustments	—	0.8	—	(0.5)	1.3
Adjusted	$590.2	$215.2	$18.1	$65.9	$131.3
As a % of adjusted net sales		36.5%	3.1%	11.2%	22.2%

* Held-for-sale business includes U.S. VMS business.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2016
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$626.8	$215.6	$18.2	$81.5	$88.9
As a % of reported net sales		34.4%	2.9%	13.0%	14.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.6		$(5.1)	$17.7
Impairment charges		—		—	(0.1)
Restructuring charges and other termination benefits		—		—	27.1
Unusual litigation		—		(10.2)	10.2
Acquisition and integration-related charges and contingent consideration adjustments		—		(1.2)	1.2
Adjusted		$228.2		$65.0	$145.0
As a % of reported net sales		36.4%		10.4%	23.1%

	Year Ended
	December 31, 2016
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$2,507.0	$851.0	$74.2	$308.9	$425.6
As a % of reported net sales		33.9%	3.0%	12.3%	17.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$50.4	$—	$(20.6)	$71.0
Impairment charges	—	—	—	—	9.5
Operating results attributable to held-for-sale business*	(110.2)	(17.6)	(1.3)	(10.7)	(5.7)
Restructuring charges and other termination benefits	—	—	—	—	32.9
Unusual litigation	—	—	—	(10.2)	10.2
Acquisition and integration-related charges and contingent consideration adjustments	—	4.7	—	(1.8)	6.5
Adjusted	$2,396.8	$888.5	$72.9	$265.6	$550.0
As a % of adjusted net sales		37.1%	3.0%	11.1%	22.9%

* Held-for-sale business includes U.S. VMS business.

	Three Months Ended
	April 2, 2016
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$420.1	$192.7	$10.5	$173.2	$(398.1)
As a % of reported net sales		45.9%	2.5%	41.2%	(94.8)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.9	$(0.2)	$(29.7)	$42.8
Impairment charges		—	—	—	403.9
Restructuring charges and other termination benefits		—	—	—	3.1
Acquisition and integration-related charges and contingent consideration adjustments		—	—	(1.3)	1.3
Adjusted		$205.6	$10.3	$142.2	$53.0
As a % of reported net sales		48.9%	2.5%	33.9%	12.6%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	July 2, 2016
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$399.5	$182.1	$10.0	$167.2	$0.1
As a % of reported net sales		45.6%	2.5%	41.9%	—%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$17.3	$(0.2)	$(29.3)	$46.8
Operating results attributable to held-for-sale business*	(0.1)	0.7	—	(4.0)	4.7
Restructuring charges and other termination benefits	—	—	—	—	4.8
Acquisition and integration-related charges and contingent consideration adjustments	—	—	—	0.2	(0.2)
Adjusted	$399.4	$200.1	$9.8	$134.1	$56.2
As a % of adjusted net sales		50.1%	2.4%	33.6%	14.1%

* Held-for-sale business includes the European Sports Brand.

	Three Months Ended
	October 1, 2016
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$358.3	$148.2	$10.5	$148.2	$(1,617.5)
As a % of reported net sales		41.4%	2.9%	41.4%	(451.5)%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$16.9	$(0.4)	$(28.8)	$46.1
Impairment charges	—	—	—	—	1,604.5
Operating results attributable to held-for-sale business*	(0.2)	0.1	—	(2.8)	2.9
Restructuring charges and other termination benefits	—	—	—	—	2.5
Acquisition and integration-related charges and contingent consideration adjustments	—	—	—	0.2	(0.2)
Adjusted	$358.1	$165.2	$10.1	$116.8	$38.3
As a % of adjusted net sales		46.1%	2.8%	32.6%	10.7%

* Held-for-sale business includes the European Sports Brand.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2016
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$401.9	$145.1	$9.6	$160.0	$(68.9)
As a % of reported net sales		36.1%	2.4%	39.8%	(17.1)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.6	$(0.1)	$(27.5)	$48.2
Impairment charges		—	—	—	34.0
Operating results attributable to held-for-sale business*		3.5	—	(6.8)	10.3
Restructuring charges and other termination benefits		—	—	—	10.5
Acquisition and integration-related charges and contingent consideration adjustments		—	—	(1.0)	1.0
Adjusted		$169.2	$9.5	$124.7	$35.1
As a % of reported net sales		42.1%	2.4%	31.0%	8.7%

* Held-for-sale business includes the European Sports Brand.

	Year Ended
	December 31, 2016
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$1,579.8	$668.1	$40.6	$648.6	$(2,084.4)
As a % of reported net sales		42.3%	2.6%	41.1%	(131.9)%
Adjustments:
Amortization expense primarily related to acquired intangible assets	$—	$67.7	$(0.9)	$(115.3)	$183.9
Impairment charges	—	—	—	—	2,042.4
Operating results attributable to held-for-sale business*	(0.3)	4.3	—	(13.6)	17.9
Restructuring charges and other termination benefits	—	—	—	—	20.9
Acquisition and integration-related charges and contingent consideration adjustments	—	—	—	(1.9)	1.9
Adjusted	$1,579.5	$740.1	$39.7	$517.8	$182.6
As a % of adjusted net sales		46.9%	2.5%	32.8%	11.6%

* Held-for-sale business includes the European Sports Brand.

	Three Months Ended
	April 2, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$267.5	$127.9	$14.1	$25.2	$88.6
As a % of reported net sales		47.8%	5.3%	9.4%	33.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$25.3		$(0.2)	$25.6
Acquisition and integration-related charges and contingent consideration adjustments		—		(0.1)	0.1
Adjusted		$153.2		$24.9	$114.3
As a % of reported net sales		57.3%		9.3%	42.7%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	July 2, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$293.3	$129.4	$16.6	$24.9	$87.9
As a % of reported net sales		44.1%	5.7%	8.5%	30.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$25.8			$25.8
Adjusted		$155.2			$113.7
As a % of reported net sales		52.9%			38.8%

	Three Months Ended
	October 1, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$271.0	$121.8	$19.7	$29.5	$72.6
As a % of reported net sales		44.9%	7.3%	10.9%	26.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$27.1		$(0.2)	$27.3
Acquisition and integration-related charges and contingent consideration adjustments		—		(5.0)	5.0
Adjusted		$148.9		$24.3	$104.9
As a % of reported net sales		55.0%		9.0%	38.7%

	Three Months Ended
	December 31, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$283.4	$121.5	$12.0	$34.1	$(269.0)
As a % of reported net sales		42.9%	4.2%	12.0%	(94.9)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$28.4		$(0.1)	$28.5
Impairment charges		—		—	342.4
Restructuring charges and other termination benefits		—		—	2.0
Unusual litigation		—		(8.2)	8.2
Acquisition and integration-related charges and contingent consideration adjustments		—		(0.9)	0.9
Adjusted		$149.9		$24.9	$113.0
As a % of reported net sales		52.9%		8.8%	39.8%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2016
(in millions)
(unaudited)

	Year Ended
	December 31, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$1,115.2	$500.6	$62.4	$113.7	$(19.9)
As a % of reported net sales		44.9%	5.6%	10.2%	(1.8)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$106.6		$(0.5)	$107.2
Impairment charges		—		—	342.4
Restructuring charges and other termination benefits		—		—	2.0
Unusual litigation		—		(8.2)	8.2
Acquisition and integration-related charges and contingent consideration adjustments		—		(6.0)	6.0
Adjusted		$607.2		$99.0	$445.9
As a % of reported net sales		54.5%		8.9%	40.0%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Three Months Ended
	April 1, 2017
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$582.8	$196.6	$16.6	$71.4	$83.2
As a % of reported net sales		33.7%	2.8%	12.3%	14.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.4		$(4.8)	$17.2
Restructuring charges and other termination benefits		—		—	23.7
Acquisition and integration-related charges and contingent consideration adjustments		—		—	1.6
Adjusted		$209.0		$66.6	$125.7
As a % of reported net sales		35.9%		11.4%	21.6%

	Three Months Ended
	July 1, 2017
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$604.8	$210.0	$18.0	$75.7	$110.5
As a % of reported net sales		34.7%	3.0%	12.5%	18.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.1		$(4.8)	$16.9
Impairment charges		—		—	4.1
Restructuring charges and other termination benefits		—		—	4.3
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(2.5)
Adjusted		$222.1		$70.9	$133.3
As a % of reported net sales		36.7%		11.7%	22.0%

	Three Months Ended
	September 30, 2017
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$598.8	$211.4	$13.8	$70.4	$129.6
As a % of reported net sales		35.3%	2.3%	11.8%	21.6%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.1		$(4.8)	$16.9
Impairment charges		—		—	0.4
Restructuring charges and other termination benefits		—		—	(0.8)
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(2.0)
Adjusted		$223.5		$65.6	$144.1
As a % of reported net sales		37.3%		10.9%	24.1%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2017
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$643.5	$225.7	$17.5	$61.6	$147.6
As a % of reported net sales		35.1%	2.7%	9.6%	22.9%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$12.1		$(4.8)	$16.9
Unusual litigation		—		10.2	(10.2)
Restructuring charges and other termination benefits		—		—	0.2
Acquisition and integration-related charges and contingent consideration adjustments		—		(1.7)	0.5
Adjusted		$237.8		$65.3	$155.0
As a % of reported net sales		37.0%		10.1%	24.1%

	Year Ended
	December 31, 2017
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$2,429.9	$843.7	$65.9	$279.1	$470.9
As a % of reported net sales		34.7%	2.7%	11.5%	19.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$48.7		$(19.2)	$67.9
Impairment charges		—		—	4.5
Unusual litigation		—		10.2	(10.2)
Restructuring charges and other termination benefits		—		—	27.4
Acquisition and integration-related charges and contingent consideration adjustments		—		(1.7)	(2.4)
Adjusted		$892.4		$268.4	$558.1
As a % of reported net sales		36.7%		11.0%	23.0%

	Three Months Ended
	April 1, 2017
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$354.7	$162.1	$10.4	$149.3	$(1.6)
As a % of reported net sales		45.7%	2.9%	42.1%	(0.5)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$19.8	$(0.2)	$(26.5)	$46.6
Impairment charges		—	—	—	1.1
Operating results attributable to held-for-sale business*		0.5	—	—	0.5
Restructuring charges and other termination benefits		—	—	—	2.9
Adjusted		$182.4	$10.2	$122.8	$49.5
As a % of reported net sales		51.4%	2.9%	34.6%	13.9%

* Held-for-sale business includes the European Sports Brand.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Three Months Ended
	July 1, 2017
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$356.9	$167.3	$9.9	$152.2	$(5.5)
As a % of reported net sales		46.9%	2.8%	42.6%	(1.5)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.5	$(0.4)	$(27.8)	$48.6
Impairment charges		—	—	—	3.7
Restructuring charges and other termination benefits		—	—	—	6.4
Acquisition and integration-related charges and contingent consideration adjustments		—	—	—	0.6
Adjusted		$187.8	$9.5	$124.4	$53.8
As a % of reported net sales		52.6%	2.7%	34.9%	15.1%

	Three Months Ended
	September 30, 2017
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$343.0	$157.4	$10.3	$141.5	$2.0
As a % of reported net sales		45.9%	3.0%	41.3%	0.6%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.5	$(0.3)	$(29.5)	$51.5
Restructuring charges and other termination benefits		—	—	—	3.5
Adjusted		$178.9	$10.0	$112.0	$57.0
As a % of reported net sales		52.2%	2.9%	32.6%	16.6%

	Three Months Ended
	December 31, 2017
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$351.6	$164.4	$10.2	$147.9	$2.4
As a % of reported net sales		46.8%	2.9%	42.1%	0.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.7	$(0.3)	$(29.5)	$51.4
Restructuring charges and other termination benefits		—	—	—	3.6
Acquisition and integration-related charges and contingent consideration adjustments		—	—	2.4	(2.0)
Adjusted		$186.1	$9.9	$120.8	$55.4
As a % of reported net sales		52.9%	2.8%	34.3%	15.8%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Year Ended
	December 31, 2017
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$1,406.2	$651.2	$40.8	$590.9	$(2.7)
As a % of reported net sales		46.3%	2.9%	42.0%	(0.2)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$83.5	$(1.2)	$(113.3)	$198.1
Impairment charges		—	—	—	4.8
Operating results attributable to held-for-sale business*		0.5	—	—	0.5
Restructuring charges and other termination benefits		—	—	—	16.4
Acquisition and integration-related charges and contingent consideration adjustments		—	—	2.4	(1.4)
Adjusted		$735.2	$39.6	$480.0	$215.7
As a % of reported net sales		52.3%	2.8%	34.1%	15.3%

* Held-for-sale business includes the European Sports Brand.

	Three Months Ended
	April 1, 2017
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$237.6	$95.5	$11.1	$21.5	$84.0
As a % of reported net sales		40.2%	4.7%	9.0%	35.4%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$22.4		$(0.1)	$22.6
Impairment charges		—		—	11.1
Gain/loss on divestitures		—		—	(21.8)
Restructuring charges and other termination benefits		—		—	5.6
Operating results attributable to held-for-sale business		(0.1)		—	(0.1)
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(16.1)
Adjusted		$117.8		$21.4	$85.3
As a % of reported net sales		49.6%		9.0%	35.9%

	Three Months Ended
	July 1, 2017
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$260.0	$119.6	$12.7	$11.8	$74.8
As a % of reported net sales		46.0%	4.9%	4.5%	28.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$22.5		$(0.1)	$22.6
Unusual litigation		—		8.8	(8.8)
Impairment charges		—		—	19.6
Gain/loss on divestitures		—		—	(1.1)
Restructuring charges and other termination benefits		—		—	0.4
Acquisition and integration-related charges and contingent consideration adjustments		—		—	1.4
Adjusted		$142.1		$20.5	$108.9
As a % of reported net sales		54.7%		7.9%	41.9%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2017
(in millions)
(unaudited)

	Three Months Ended
	September 30, 2017
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$273.0	$120.0	$12.4	$22.5	$81.7
As a % of reported net sales		44.0%	4.6%	8.3%	29.9%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.2		$(0.1)	$21.3
Impairment charges		—		—	4.0
Restructuring charges and other termination benefits		—		—	0.2
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(0.9)
Adjusted		$141.2		$22.4	$106.3
As a % of reported net sales		51.7%		8.2%	39.0%

	Three Months Ended
	December 31, 2017
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$283.8	$119.5	$17.9	$35.4	$65.6
As a % of reported net sales		42.1%	6.3%	12.5%	23.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.7		$0.3	$21.3
Unusual litigation		—		(10.0)	10.0
Impairment charges		—		—	0.1
Gain/loss on divestitures		—		—	(0.3)
Restructuring charges and other termination benefits		—		—	0.2
Acquisition and integration-related charges and contingent consideration adjustments		—		—	0.7
Adjusted		$141.2		$25.7	$97.6
As a % of reported net sales		49.7%		9.1%	34.4%

	Year Ended
	December 31, 2017
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$1,054.4	$454.6	$54.1	$91.2	$306.1
As a % of reported net sales		43.1%	5.1%	8.6%	29.0%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$87.8		$—	$87.8
Unusual litigation		—		(1.2)	1.2
Impairment charges		—		—	34.8
Gain/loss on divestitures		—		—	(23.2)
Restructuring charges and other termination benefits		—		—	6.4
Operating results attributable to held-for-sale business		(0.1)		—	(0.1)
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(14.9)
Adjusted		$542.3		$90.0	$398.1
As a % of reported net sales		51.4%		8.5%	37.8%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Three Months Ended
	March 31, 2018
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$601.6	$205.9	$15.2	$71.5	$118.6
As a % of reported net sales		34.2%	2.5%	11.9%	19.7%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$10.5		$(4.7)	$15.2
Restructuring charges and other termination benefits		—		—	0.4
Acquisition and integration-related charges and contingent consideration adjustments		—		—	0.1
Adjusted		$216.4		$66.8	$134.3
As a % of reported net sales		36.0%		11.1%	22.3%

	Three Months Ended
	June 30, 2018
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$596.9	$202.5	$66.4	$72.4	$64.6
As a % of reported net sales		33.9%	11.1%	12.1%	10.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$10.6	$—	$(4.8)	$15.3
Impairment charges		—	—	—	0.6
Acquisition and integration-related charges and contingent consideration adjustments		—	(50.0)	—	48.5
Adjusted		$213.1	$16.4	$67.6	$129.0
As a % of reported net sales		35.7%	2.7%	11.3%	21.6%

	Three Months Ended
	September 29, 2018
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$596.2	$189.5	$13.8	$73.0	$(119.0)
As a % of reported net sales		31.8%	2.3%	12.2%	(20.0)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$10.6		$(4.7)	$15.3
Impairment charges		—		—	221.7
Adjusted		$200.1		$68.3	$118.0
As a % of reported net sales		33.6%		11.4%	19.8%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2018
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$616.9	$191.1	$15.3	$65.4	$110.2
As a % of reported net sales		31.0%	2.5%	10.6%	17.9%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$5.5		$(4.7)	$10.2
Impairment charges		—		—	0.3
Adjusted		$196.6		$60.7	$120.7
As a % of adjusted net sales		31.9%		9.8%	19.6%

	Year Ended
	December 31, 2018
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$2,411.6	$789.0	$110.7	$282.3	$174.4
As a % of reported net sales		32.7%	4.6%	11.7%	7.2%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$37.2	$—	$(18.9)	$56.0
Impairment charges		—	—	—	222.6
Restructuring charges and other termination benefits		—	—	—	0.4
Acquisition and integration-related charges and contingent consideration adjustments		—	(50.0)	—	48.6
Adjusted		$826.2	$60.7	$263.4	$502.0
As a % of reported net sales		34.3%	2.5%	10.9%	20.8%

	Three Months Ended
	March 31, 2018
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$377.8	$185.9	$10.6	$162.4	$12.3
As a % of reported net sales		49.2%	2.8%	43.0%	3.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$22.5	$(0.3)	$(29.7)	$52.5
Restructuring charges and other termination benefits		—	—	—	0.6
Adjusted		$208.4	$10.3	$132.7	$65.4
As a % of reported net sales		55.2%	2.7%	35.1%	17.3%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Three Months Ended
	June 30, 2018
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$357.9	$173.2	$11.2	$156.5	$4.0
As a % of reported net sales		48.4%	3.1%	43.7%	1.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.8	$(0.3)	$(28.4)	$50.4
Impairment charges		—	—	—	1.0
Restructuring charges and other termination benefits		—	—	—	0.5
Adjusted		$195.0	$10.9	$128.1	$55.9
As a % of reported net sales		54.5%	3.0%	35.8%	15.6%

	Three Months Ended
	September 29, 2018
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$334.2	$158.6	$10.3	$134.9	$(4.7)
As a % of reported net sales		47.5%	3.1%	40.3%	(1.4)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.2	$(0.2)	$(27.9)	$49.4
Impairment charges		—	—	—	0.1
Unusual litigation		—	—	(1.4)	1.4
Restructuring charges and other termination benefits		—	—	—	18.0
Adjusted		$179.8	$10.1	$105.6	$64.2
As a % of reported net sales		53.8%	3.0%	31.6%	19.2%

	Three Months Ended
	December 31, 2018
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income (Loss)
Reported	$329.4	$151.0	$11.8	$145.0	$(4.8)
As a % of reported net sales		45.8%	3.6%	44.0%	(1.5)%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.9	$(0.2)	$(25.5)	$46.6
Impairment charges		—	—	—	0.7
Unusual litigation		—	—	(1.8)	1.8
Restructuring charges and other termination benefits		—	—	—	(1.7)
Adjusted		$171.9	$11.6	$117.7	$42.6
As a % of reported net sales		52.2%	3.5%	35.7%	12.9%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Year Ended
	December 31, 2018
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$1,399.3	$668.7	$43.9	$598.8	$6.8
As a % of reported net sales		47.8%	3.1%	42.8%	0.5%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$86.4	$(1.0)	$(111.5)	$198.9
Impairment charges		—	—	—	1.8
Unusual litigation		—	—	(3.2)	3.2
Restructuring charges and other termination benefits		—	—	—	17.4
Adjusted		$755.1	$42.9	$484.1	$228.1
As a % of reported net sales		54.0%	3.1%	34.6%	16.3%

	Three Months Ended
	March 31, 2018
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$237.6	$100.9	$12.6	$24.1	$61.2
As a % of reported net sales		42.5%	5.3%	10.1%	25.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.9			$20.9
Gain/loss on divestitures		—			(1.2)
Restructuring charges and other termination benefits		—			0.2
Acquisition and integration-related charges and contingent consideration adjustments		—			4.0
Adjusted		$121.8			$85.1
As a % of reported net sales		51.2%			35.8%

	Three Months Ended
	June 30, 2018
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$231.6	$95.3	$14.4	$22.6	$53.6
As a % of reported net sales		41.1%	6.2%	9.8%	23.1%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.6		$(0.2)	$20.8
Acquisition and integration-related charges and contingent consideration adjustments		$—		$—	$4.7
Adjusted		$115.9		$22.4	$79.1
As a % of reported net sales		50.0%		9.7%	34.1%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND FISCAL YEAR 2018
(in millions)
(unaudited)

	Three Months Ended
	September 29, 2018
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$202.8	$76.8	$19.5	$20.7	$36.1
As a % of reported net sales		37.9%	9.6%	10.2%	17.8%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$20.6		$(0.1)	$20.8
Acquisition and integration-related charges and contingent consideration adjustments		—		—	0.5
Adjusted		$97.4		$20.6	$57.4
As a % of reported net sales		48.1%		10.1%	28.3%

	Three Months Ended
	December 31, 2018
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$248.8	$100.9	$17.5	$21.1	$63.7
As a % of reported net sales		40.6%	7.0%	8.5%	25.6%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$21.0		$(0.2)	$21.1
Gain/loss on divestitures		—		—	(0.2)
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(1.2)
Adjusted		$121.9		$20.9	$83.4
As a % of reported net sales		49.0%		8.4%	33.5%

	Year Ended
	December 31, 2018
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$920.8	$373.9	$64.0	$88.5	$214.6
As a % of reported net sales		40.6%	6.9%	9.6%	23.3%
Adjustments:
Amortization expense primarily related to acquired intangible assets		$83.1		$(0.5)	$83.6
Gain/loss on divestitures		—		—	(1.4)
Restructuring charges and other termination benefits		—		—	0.2
Acquisition and integration-related charges and contingent consideration adjustments		—		—	8.0
Adjusted		$457.0		$88.0	$305.0
As a % of reported net sales		49.6%		9.6%	33.1%

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
FIRST QUARTER 2019
(in millions)
(unaudited)

	Three Months Ended
	March 30, 2019
Consumer Self-Care Americas	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$581.8	$184.0	$15.6	$73.3	$94.2
As a % of reported net sales		31.6%	2.7%	12.6%	16.2%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$5.4		$(4.7)	$10.1
Unusual litigation		—		(1.2)	1.2
Impairment charges		—		—	4.1
Restructuring charges and other termination benefits		—		—	0.8
Acquisition and integration-related charges and contingent consideration adjustments		—		—	(4.1)
Adjusted		$189.4		$67.4	$106.3
As a % of reported net sales		32.5%		11.6%	18.3%

	Three Months Ended
	March 30, 2019
Consumer Self-Care International	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$350.8	$168.4	$10.3	$149.4	$8.1
As a % of reported net sales		48.0%	2.9%	42.6%	2.3%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$20.8	$(0.1)	$(24.2)	$45.1
Restructuring charges and other termination benefits		—	—	—	0.6
Unusual litigation		—	—	(0.3)	0.3
Adjusted		$189.2	$10.2	$124.9	$54.1
As a % of reported net sales		53.9%	2.9%	35.6%	15.4%

	Three Months Ended
	March 30, 2019
Prescription Pharmaceuticals	Net Sales	Gross Profit	R&D Expense	DSG&A Expense	Operating Income
Reported	$241.9	$96.4	$14.3	$21.6	$60.6
As a % of reported net sales		39.9%	5.9%	8.9%	25.1%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$21.2		$(0.1)	$21.3
Gain/loss on divestitures		—		—	(1.3)
Acquisition and integration-related charges and contingent consideration adjustments		—		—	1.3
Adjusted		$117.6		$21.5	$81.9
As a % of reported net sales		48.6%		8.9%	33.9%